UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

Amendment No. 1

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2017

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HARVARD BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33957	04-3306140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (508) 893-8999

___________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends: (i) the Current Report on Form 8-K (the “Original Filing”), which was originally filed by Harvard Bioscience, Inc. (the “Company”) on October 25, 2017 with the Securities and Exchange Commission (the “Commission”).

The Company is filing this Amendment No. 1 to revise the first paragraph under Item 5.02 of the Original Filing to reflect that the newly elected directors were also appointed to certain Committees of the Board of Directors of the Company as noted below in Item 5.02.

For convenience and ease of reference, the Company is filing this Amendment No. 1 in its entirety with all applicable changes. Except as stated herein, this Amendment No. 1 does not reflect events or transactions occurring after such filing date or modify or update those disclosures in the Original Filing that may have been affected by events or transactions occurring subsequent to such filing date.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 24, 2017, the Board of Directors (the "Board") of Harvard Bioscience, Inc. (the “Company”) increased the number of directors on the Board from six to eight and appointed Mr. Tom Loewald and Ms. Katherine A. Eade as additional Class II directors of the Company. Mr. Loewald and Ms. Eade are each independent directors in accordance with the standards of the Securities and Exchange Commission and NASDAQ. Mr. Loewald has been appointed to serve as a member of the Compensation Committee of the Board and Ms. Eade has been appointed to serve as a member of the Governance Committee of the Board. Mr. Loewald and Ms. Eade will serve until the Company’s 2020 annual meeting of stockholders and until their successors are duly elected and qualified, or until their resignation or removal.

In connection with the appointment of Mr. Loewald and Ms. Eade to the Board, in accordance with the Company's non-employee director compensation policy and its Third Amended and Restated 2000 Stock Option and Incentive Plan, as amended, on October 30, 2017, they will each be granted non-qualified stock options, to acquire shares of the Company’s common stock, in an amount equal to the greater of (i) options having an aggregate Black-Scholes cash value of $120,000 at the time of grant, rounded to the nearest 100 shares, or (ii) options to acquire 25,000 shares. The options will have a term of ten years and an exercise price equal to the closing price for such common stock at the end of trading on October 30, 2017. The stock options will vest in three equal installments on October 30, 2018, 2019 and 2020.

On October 25, 2017, the Company issued a press release regarding the appointment of Mr. Loewald and Ms. Eade. The full text of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

99.1	Press release of Harvard Bioscience, Inc. issued on October 25, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvard BIOSCIENCE, INC. (Registrant)
October 30, 2017 (Date)	/s/ Robert E. Gagnon Robert E. Gagnon Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press release of Harvard Bioscience, Inc. issued on October 25, 2017.